--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

February 7, 2001

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Equity Income Fund, Inc. for the quarter and twelve months ended December 31, 2000. The net asset values per share at that date were $10.72, $10.59, and $10.60 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $10.78. In addition, a distribution was declared for shareholders of record on December 14, 2000 and paid on December 15, 2000 to all four classes of shares. The distributions were as follows: Class A shares $0.21 per share ($0.17 regular plus a $0.04 special income distribution), Class B shares $0.17 per share, Class C shares $0.17 per share and Class I shares $0.24 per share ($0.17 regular plus a $0.07 special income distribution). The Fund did not make capital gains distributions in 2000.

2000 INVESTMENT REVIEW

    For the three months ended December 31, 2000, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 3.4% for Class A shares. Class B shares and Class C shares returned 2.9% and 3.1%, respectively. Class I shares returned 3.9%. The Fund's benchmark, the NAREIT Equity REIT Index* had a total return of 3.7%. The Fund's total return for the twelve months ended December 31, 2000 was 27.6% for Class A shares. Class B shares and C shares returned 26.3% and 26.6%, respectively. Class I shares returned 29.1%. The NAREIT Equity REIT Index total return was 26.4%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    The biggest story of the year 2000 for most Americans was the presidential election; the biggest story for most investors was the collapse of the NASDAQ market. The biggest story at Cohen & Steers, however, was the resurgence of REIT share prices. While REIT absolute returns were substantial, the best since 1996, on a relative basis REITs enjoyed their best year ever. REITs outpaced the S&P 500 by a record 35 percentage points and beat the NASDAQ by an also unprecedented 65 percentage points. Every major property sector participated in the rise and, for the second year in a row, the Office and Apartment sectors provided among the best results, both returning 35.5%. Similarly, while REITs of nearly all sizes also participated, the larger companies once again fared the best.

    Driving the returns of our portfolio during 2000 were our investments in the Office, Apartment, Industrial and Hotel sectors. Office and Industrial property fundamentals were quite healthy throughout the year as absorption and rent growth exceeded expectations. The Apartment sector benefited as concern grew throughout the year about an economic slowdown. The Hotel sector started the year with extremely attractive valuations and benefited from a slowdown in construction activity and greater-than-expected revenue growth. Additionally, although we were a bit early, the portfolio benefited from our investments in the Health Care sector in the second half of the year. We believe that the Health Care sector, particularly nursing homes, will continue to benefit from a stronger medicare reimbursement environment.

    The relative price performance of REITs closely paralleled the relative direction of the fundamentals for the real estate industry compared to most other sectors of corporate America. While many non-real estate companies were reporting earnings that disappointed investors, most REITs recorded positive surprises. Consequently, while

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
earnings estimates were being reduced for many companies, forecasts for REIT earnings continually rose throughout the year. In the year, average REIT earnings per share grew at nearly 10% and dividends per share rose by approximately 5%, while for those REITs operating in the strongest markets earnings grew by a substantially greater rate. Perhaps most importantly, the growth outlook for 2001 and 2002 has remained uniformly bright for the REIT industry while recession fears are causing many analysts to contemplate an actual decline in profits for many other industry sectors.

    Despite their strong fundamentals and stock market performance, we think it would be a mistake to conclude that REITs suddenly returned to investor favor in 2000. That, we believe, has yet to come. Instead, we believe that investment performance was strongly influenced by a combination of factors that had more do to with the shrinking supply of, rather than demand for, REIT shares. First, common equity capital raised by REITs during the year, at $1.2 billion, was the lowest since 1992, just half of 1999's total and only 4% of the record amount raised in 1997. For the first time since 1979 there were no REIT initial public offerings. Meanwhile, share repurchases by REITs, at about $2.5 billion, were far greater than equity issuance. And finally, merger and acquisition activity, at approximately $13 billion, resulted in the elimination of 13 companies from the REIT universe. Thus, despite only modest inflows to dedicated REIT mutual funds (less than $500 million) and little reported institutional funding activity, supply/demand dynamics were extraordinarily favorable.

    At the close of 2000, the change in the position of the Federal Reserve Board to a neutral posture, which soon after year-end became an actual interest rate reduction, produced a strong year-end rally as REITs returned 7% in December alone. This strength was the result of a strong signal that the Fed would act to avert a deep economic downturn. In addition, the multi-year low in interest rates made the 7.5% average current yield of equity REITs highly attractive. As a result, REITs ended the year in an ideal fundamental, technical and competitive return position.

2001 INVESTMENT OUTLOOK

    Our outlook for 2001 is relatively uncomplicated and entails the following expectations:

    1. WE EXPECT REIT FUNDAMENTALS TO REMAIN SOLID IN 2001. The Wall Street consensus forecast of 8-10% earnings growth for the REIT industry, in line with the growth recorded in 2000, appears to us to be quite achievable. It is based on properties and tenants in place, with little or no contribution from newly acquired properties and no upside surprises such as unusual rent increases. We also expect very few earnings disappointments due to the long-term nature of leases, which make rental income relatively stable and predictable. As we have mentioned in the past, we do not detect a high degree of over-building, which would cause an increase in competition for tenants, and severe pressure on rents. In addition, the current economic climate and tightened credit markets are likely to discourage, if not cancel, many plans for new development. Further, the forecast rate of REIT earnings growth may be very attractive compared to the rate of S&P 500 earnings growth in 2001. Market analysts are consistently lowering their expectations for corporate profit growth to the low single-digit level, and it appears that any revisions to these forecasts are likely to be to a lower, if not negative, growth rate.

    2. WE EXPECT THE REIT SECTOR'S SUPERIOR EARNINGS GROWTH TO RESULT IN IMPROVING ABSOLUTE AND RELATIVE VALUATIONS. Despite their strong performance, at the close of 2000 REITs were trading at the

--------------------------------------------------------------------------------
                                         2

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
       lower end of their historic absolute FFO multiple range, as price appreciation during the year was accompanied by solid earnings growth. In addition, despite REITs significantly outperforming the broader markets, they still ended the year at the low end of the historic multiple range relative to the S&P 500 Index. Based on our expectations for 2001 earnings, we believe it would not be unreasonable to expect REIT earnings multiples to expand. Further, compared to corporate profit growth in general, it is quite possible that REITs will enjoy multiple expansion relative to the market due to their superior growth prospects. For this to occur, and for REITs to at last return to investor favor, it will be important that REITs demonstrate that their earnings are not as cyclical as commonly believed and that they can withstand a period of softness in the economy.

    3. WE EXPECT REITS TO ENCOUNTER NEW INVESTMENT OPPORTUNITIES IN 2001. Most REITs, particularly the larger ones that dominate their property sectors, ended 2000 in excellent financial condition. To the extent that economic softness causes financial stress, REITs are in a position to provide financial liquidity on beneficial terms. Already, we are seeing a slowdown in the pace of property transactions and a rise in capitalization rates (current returns) at which real estate can be purchased. This appears to be happening in both the weakest and strongest markets. Importantly, to the extent that REITs can opportunistically use their balance sheets, acquisition skills and the currency of their shares, they may enhance the outlook for profit growth in 2002 and beyond. This will further improve their standing in the investment community and, consequently, their valuations.

    4. WE EXPECT THAT AFTER THREE YEARS OF CONTRACTION THE REIT INDUSTRY WILL EXPAND ONCE AGAIN. Unlike the conditions that persisted in 2000, if we are correct in our expectation of improving valuations and increasing new investment opportunities, many REITs will be able to take advantage of improved access to both the equity and debt markets. A lower interest rate environment will surely enable some REITs to utilize leverage to expand earnings. More significantly, unlike the environment of the last several years, we expect equity issuance to be better accepted by the marketplace. Existing investors are likely to embrace an expanded equity base in anticipation of a company's improved growth prospects, while new investors will use equity offerings as an opportunity to establish meaningful investment positions.

    Based on these expectations, we have made modest changes to our portfolio in order to better position it for the current year. Our largest weightings continue to be the Office, Apartment and Office/Industrial sectors. Our Office and Office/Industrial holdings consist of high quality companies primarily operating in protected markets, which have embedded growth in rents and benefit from a long lease cycle. The Apartment investments comprise attractively valued companies with diversified portfolios. We continue to overweight the Health Care sector, as it is not sensitive to economic downturns and offers an exceptional valuation opportunity. Finally, we have increased our allocation to the Regional Mall sector. We believe that much of the bad news with respect to the retail sector, such as the slowing economy, the incursion of the Internet, and the increase in store closings is already priced into the stocks and the sector is now undervalued.

    In summary, we believe that investment performance in 2001 will largely hinge upon how resilient property markets prove to be and, in turn, how well expectations for REIT earnings are met. As mentioned, our early indications remain positive on these counts, but this largely depends on how severe this economic slowdown proves

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
to be. Undoubtedly, economic weakness that is greater than a short and mild recession will expose pockets of weakness that could justifiably raise investor concerns. On the other hand, because REITs are better capitalized and better positioned than at this point in any other past cycles, we have great confidence that they will prove the skeptics wrong. Because REITs have already gone through a severe bear market in 1998-99 and they are still inexpensively valued, it is our belief that even in a severe economic downturn they should record superior relative performance, compared to the market in general. Further, as the year progresses and, as we expect, the outlook for renewed economic growth becomes clearer, any uncertainty about REITs' fundamental prospects for 2002 should diminish.

    After the severe turbulence experienced in the financial markets last year and considering the dramatic changes apparently taking place in the economic climate this year, it is our belief that investor attitudes towards the range of asset classes are in the process of changing. REITs are investments that trade below their tangible values, have at least stable, if not improving, earnings growth prospects, and generate a high return from current income alone. This could not be in greater contrast to the characteristics of the market sectors that caused massive investor losses last year. As a result, we remain confident that REITs can continue to generate attractive returns as they regain investor favor.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              STEVEN R. BROWN
                              STEVEN R. BROWN
                              Portfolio Manager


    Cohen & Steers is online at www.cohenandsteers.com. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Equity Income Fund, Inc. is to achieve high current income through investment in real estate securities. Capital appreciation is a secondary objective. The Fund's investment adviser anticipates that the Fund's equity investments in real estate companies will primarily be in securities that pay higher dividends than the stock market as a whole.

    Real estate securities outperformed the broader market averages by record margins in part due to better-than-expected earnings growth for real estate securities, which contrasts to earnings disappointments for many other sectors of the broader market. The Fund's performance exceeded its benchmark in 2000 (before deducting any sales load or contingent deferred sales charge). The Fund's investments in the Office, Industrial and Hotel sectors had a materially positive impact on relative performance. Its holdings in the Apartment sector also enhanced performance. Excellent demand/supply fundamentals in many Office and Industrial markets drove earnings and investor interest in these sectors. The Fund's investments in Hotel REITs performed extremely well during the year. Very attractive valuations at the beginning of the year coupled with growing evidence of a slowdown in construction activity paved the way for strong investment returns. The Fund's real estate fixed income investments, consisting primarily of preferred stocks of REITs, performed comparably well to the NAREIT benchmark.

                     COHEN & STEERS INCOME FUND -- CLASS A

---------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS
                                          FOR PERIODS ENDED DEC. 31, 2000
---------------------------------------------------------------------------------
                                      1 YEAR         SINCE INCEPTION (9/2/97)
---------------------------------------------------------------------------------
  FUND                              21.81%(2)               3.68%(2)
---------------------------------------------------------------------------------
  NAREIT Equity(1)                  26.37%                  2.90%
---------------------------------------------------------------------------------
  S&P 500(1)                        -9.10%                 12.72%
---------------------------------------------------------------------------------

                    GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Reflects $9,550 investment made on September 2, 1997.


                               [PERFORMANCE GRAPH]

                                                 COHEN & STEERS
                          NAREIT EQUITY        EQUITY INCOME FUND--
                          REIT Index(1)             CLASS A                S&P 500(1)
                          -------------        ---------------------       ----------
  9/2/97*                     10,000                 9,550                   10,000
 9/30/97                      10,873                 9,462                   10,228
12/31/97                      11,063                 9,983                   10,522
 3/31/98                      11,011                10,081                   11,989
 6/30/98                      10,506                 9,779                   12,385
 9/30/98                       9,401                 9,111                   11,153
12/31/98                       9,126                 8,929                   13,528
 3/31/99                       8,686                 8,483                   14,202
 6/30/99                       9,562                 9,456                   15,203
 9/30/99                       8,793                 8,676                   14,253
12/31/99                       8,704                 8,445                   16,374
 3/31/00                       8,912                 8,549                   16,750
 6/30/00                       9,851                 9,644                   16,306
 9/30/00                      10,604                10,420                   16,148
12/31/00                      11,000                10,771                   14,885


                  COHEN & STEERS EQUITY INCOME FUND -- CLASS B

---------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS
                                          FOR PERIODS ENDED DEC. 31, 2000
---------------------------------------------------------------------------------
                                      1 YEAR         SINCE INCEPTION (1/15/98)
---------------------------------------------------------------------------------
  FUND                              22.31%(3)               0.76%(4)
---------------------------------------------------------------------------------
  NAREIT Equity(1)                  26.37%                 -0.19%
---------------------------------------------------------------------------------
  S&P 500(1)                        -9.10%                 13.23%
---------------------------------------------------------------------------------


                    GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


                               [PERFORMANCE GRAPH]

                         COHEN & STEERS
                       EQUITY INCOME FUND--          NAREIT EQUITY
                            CLASS B                   REIT Index(1)        S&P 500(1)
                       ------------------            --------------        ----------
 1/15/98**                  10,000                      10,000                10,000
 3/31/98                    10,066                       9,953                11,625
 6/30/98                     9,739                       9,496                12,009
 9/30/98                     9,063                       8,497                10,814
12/31/98                     8,863                       8,249                13,117
 3/31/99                     8,410                       7,851                13,770
 6/30/99                     9,361                       8,643                14,741
 9/30/99                     8,576                       7,948                13,820
12/31/99                     8,333                       7,868                15,876
 3/31/00                     8,418                       8,056                16,241
 6/30/00                     9,485                       8,906                15,811
 9/30/00                    10,227                       9,587                15,658
12/31/00                    10,226                       9,944                14,433


--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  COHEN & STEERS EQUITY INCOME FUND -- CLASS C

---------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS
                                           FOR PERIODS ENDED DEC. 31, 2000
---------------------------------------------------------------------------------
                                      1 YEAR         SINCE INCEPTION (1/14/98)
---------------------------------------------------------------------------------
  FUND                              26.58%                  1.92%
---------------------------------------------------------------------------------
  NAREIT Equity(1)                  26.37%                 -0.19%
---------------------------------------------------------------------------------
  S&P 500(1)                        -9.10%                 12.93%
---------------------------------------------------------------------------------


                    GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


                               [PERFORMANCE GRAPH]

                         COHEN & STEERS
                       EQUITY INCOME FUND--    NAREIT EQUITY
                            CLASS C             REIT Index(1)     S&P 500(1)
                       ------------------      --------------     ----------
 1/14/98**                  10,000                10,000             10,000
 3/31/98                    10,066                 9,953             11,538
 6/30/98                     9,739                 9,496             11,919
 9/30/98                     9,063                 8,497             10,733
12/31/98                     8,863                 8,249             13,019
 3/31/99                     8,427                 7,851             13,667
 6/30/99                     9,353                 8,643             14,631
 9/30/99                     8,576                 7,948             13,716
12/31/99                     8,332                 7,868             15,757
 3/31/00                     8,417                 8,056             16,120
 6/30/00                     9,485                 8,906             15,693
 9/30/00                    10,228                 9,587             15,540
12/31/00                    10,546                 9,943             14,325


                  COHEN & STEERS EQUITY INCOME FUND -- CLASS I

---------------------------------------------------------------------------------
                                            AVERAGE ANNUAL TOTAL RETURNS
                                          FOR PERIODS ENDED DEC. 31, 2000
---------------------------------------------------------------------------------
                                      1 YEAR         SINCE INCEPTION (7/15/98)
---------------------------------------------------------------------------------
  FUND                              29.05%(3)               3.63%
---------------------------------------------------------------------------------
  NAREIT Equity(1)                  26.37%                  1.85%
---------------------------------------------------------------------------------
  S&P 500(1)                        -9.10%                  6.20%
---------------------------------------------------------------------------------

                    GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


                               [PERFORMANCE GRAPH]

                         COHEN & STEERS
                       EQUITY INCOME FUND--          NAREIT EQUITY
                            CLASS I                   REIT Index(1)        S&P 500(1)
                       ------------------            --------------        ----------
 7/15/98**                  10,000                      10,000                10,000
 9/30/98                     9,124                       8,948                 8,687
12/31/98                     8,942                       8,687                10,537
 3/31/99                     8,511                       8,268                11,062
 6/30/99                     9,488                       9,102                11,842
 9/30/99                     8,714                       8,370                11,102
12/31/99                     8,484                       8,285                12,754
 3/31/00                     8,598                       8,483                13,047
 6/30/00                     9,720                       9,376                12,701
 9/30/00                    10,532                      10,094                12,578
12/31/00                    10,947                      10,470                11,595

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of operations.

 ** Initial offering of shares.

(1) The Comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are calculated from the date nearest each class' inception for which comparable performance data exist. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(2) Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been 27.55% for the year ended December 31, 2000 and 5.12% since inception.

(3) Return includes a deferred sales charge of 4%. Without the deferred sales charge, the total return would have been 26.31%.

(4) Return includes a deferred sales charge of 3%. Without the deferred sales charge, the total return would have been 1.75%.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD*
                                                       ---------   ------------   ------------
EQUITIES                                     95.61%
  COMMON STOCK                               86.11%
    APARTMENT/RESIDENTIAL                    12.98%
         Apartment Investment & Management
           Co. -- Class A...........................     57,000    $  2,846,437       5.61%
         Camden Property Trust......................     67,300       2,254,550       6.72
         Gables Residential Trust...................    122,600       3,432,800       8.11
         Home Properties of New York................     40,600       1,134,262       8.16
         Summit Properties..........................     87,800       2,282,800       6.73
         United Dominion Realty Trust...............    329,200       3,559,475       9.90
                                                                   ------------
                                                                     15,510,324
                                                                   ------------
    DIVERSIFIED                               2.19%
         Colonial Properties Trust..................    100,100       2,608,856       9.21
                                                                   ------------
    HEALTH CARE                               9.81%
         Health Care Property Investors.............    131,900       3,940,512      10.04
         Healthcare Realty Trust....................    199,600       4,241,500      10.64
         Nationwide Health Properties...............    213,900       2,753,963      14.29
         Ventas.....................................    139,000         781,875         --
                                                                   ------------
                                                                     11,717,850
                                                                   ------------
    HOTEL                                     8.99%
         FelCor Lodging Trust.......................    124,300       2,975,431       9.19
         Host Marriott Corp.........................    222,200       2,874,713       8.04
         Innkeepers USA.............................    163,800       1,812,038      10.12
         MeriStar Hospitality Corp. ................    156,500       3,081,094      10.26
                                                                   ------------
                                                                     10,743,276
                                                                   ------------
    INDUSTRIAL                                4.39%
         First Industrial Realty Trust..............    154,200       5,242,800       7.74
                                                                   ------------
    MANUFACTURED HOME                         0.54%
         Chateau Communities........................     21,100         642,231       6.77
                                                                   ------------
    OFFICE                                   17.36%
         Arden Realty Group.........................    143,200       3,597,900       7.40
         Brandywine Realty Trust....................    231,700       4,793,294       7.93
         Crescent Real Estate Equities Co...........    196,400       4,369,900       9.89
         Highwoods Properties.......................    142,600       3,547,175       9.17
         Mack-Cali Realty Corp......................    155,300       4,435,756       8.54
                                                                   ------------
                                                                     20,744,025
                                                                   ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD*
                                                       ---------   ------------   ------------
    OFFICE/INDUSTRIAL                        13.31%
         Kilroy Realty Corp.........................     93,100    $  2,659,169       6.30%
         Liberty Property Trust.....................    170,600       4,872,763       7.98
         Prentiss Properties Trust..................    148,700       4,005,606       7.20
         Prime Group Realty Trust...................     13,900         199,813       9.39
         Reckson Associates Realty Corp. --
           Class B..................................    153,100       4,162,406       8.83
                                                                   ------------
                                                                     15,899,757
                                                                   ------------
    SELF STORAGE                              0.77%
         Storage USA................................     29,100         923,925       8.69
                                                                   ------------
    SHOPPING CENTER                          15.77%
      COMMUNITY CENTER                        4.34%
         Kimco Realty Corp..........................     55,300       2,443,569       6.52
         Pan Pacific Retail Properties..............     96,400       2,150,925       7.53
         Philips International Realty Corp. ........    145,500         591,094         --
                                                                   ------------
                                                                      5,185,588
                                                                   ------------
      REGIONAL MALL                          11.43%
         CBL & Associates Properties................    167,700       4,244,906       8.06
         JP Realty..................................    132,800       2,091,600      12.57
         Macerich Co................................    103,500       1,985,906      11.05
         Simon Property Group.......................    115,800       2,779,200       8.42
         Taubman Centers............................    233,500       2,553,906       9.14
                                                                   ------------
                                                                     13,655,518
                                                                   ------------
         TOTAL SHOPPING CENTER......................                 18,841,106
                                                                   ------------
TOTAL COMMON STOCK (Identified
   cost -- $96,244,603).............................                102,874,150
                                                                   ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2000

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD*
                                                       ---------   ------------   ------------
  PREFERRED STOCK                             9.50%
         Apartment Investment & Management Co.,
           9.00%, Series C..........................     97,300    $  1,921,675      11.39%
         Apartment Investment & Management Co.,
           9.375%, Series G.........................     72,400       1,475,150      11.48
         Camden Property Trust, $2.25, Series A
           (Convertible)............................     56,600       1,471,600       8.65
         CarrAmerica Realty Corp., 8.57%, Series
           B........................................     54,000       1,110,375      10.41
         Colonial Property Trust, 8.75%, Series A...     78,700       1,633,025      10.55
         Crown American Realty Trust, 11.00%,
           Series A.................................      9,800         369,950      14.57
         FelCor Lodging Trust, 9.00%, Series B......     18,000         328,500      12.33
         Health Care Property Investors, 8.70%,
           Series B.................................     10,000         183,750      11.86
         Healthcare Realty Trust, 8.875%,
           Series A.................................      2,600          47,775      12.08
         Liberty Properties Trust, 8.80%,
           Series A.................................     25,700         571,825       9.89
         Taubman Centers, 8.30%, Series A...........     76,700       1,284,725      12.42
         United Dominion Realty Trust, 9.25%,
           Series A.................................     42,950         955,638      10.38
                                                                   ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $11,937,961)................                 11,353,988
                                                                   ------------
             TOTAL EQUITIES (Identified
                cost -- $108,182,564)...............                114,228,138
                                                                   ------------

                                                     PRINCIPAL
                                                       AMOUNT
                                                    ------------
  CORPORATE BOND                           1.16%
        #Macerich Co. 144A, Convertible, 7.25%,
           due 12/15/02 (Identified cost --
           $1,337,399)...........................   $  1,520,000         1,379,400
                                                                      ------------
  COMMERCIAL PAPER                         2.91%
         Dresdner U.S. Finance, 6.25%, due
           1/02/01...............................        845,000           844,413
         Robert Bosch Finance Corp., 6.25%, due
           1/02/01...............................      2,638,000         2,637,542
                                                                      ------------
             TOTAL COMMERCIAL PAPER (Identified
                cost -- $3,481,955)..............                        3,481,955
                                                                      ------------
TOTAL INVESTMENTS (Identified
  cost -- $113,001,918)  ................  99.68%                      119,089,493
OTHER ASSETS IN EXCESS OF LIABILITIES ..... 0.32%                          381,103
                                                                      ------------
NET ASSETS .............................. 100.00%                     $119,470,596
                                                                      ------------
                                                                      ------------

-------------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers LLP.

# Security is restricted subject to rule 144A. The Fund prices this security by using a procedure approved by the Fund's Board of Directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:
    Investments in securities, at value (Identified
       cost -- $113,001,918) (Note 1).......................  $119,089,493
    Cash....................................................           949
    Dividends and interest receivable.......................     1,196,217
    Receivable for fund shares sold.........................       177,378
    Receivable for investment securities sold...............        14,672
    Unamortized organization costs and other assets
       (Note 1).............................................        46,716
                                                              ------------
         Total Assets.......................................   120,525,425
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............       371,571
    Payable for fund shares redeemed........................       325,938
    Payable for distribution fees...........................       105,616
    Payable to investment adviser...........................        69,449
    Payable for shareholder servicing fees..................        58,517
    Payable to administrator................................         1,989
    Other liabilities.......................................       121,749
                                                              ------------
         Total Liabilities..................................     1,054,829
                                                              ------------
NET ASSETS..................................................  $119,470,596
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $118,720,158
    Accumulated net realized loss on investments............    (5,337,137)
    Net unrealized appreciation on investments..............     6,087,575
                                                              ------------
                                                              $119,470,596
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2000

CLASS A SHARES:
    NET ASSETS..............................................  $ 44,879,178
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................     4,185,689
                                                              ------------
    Net asset value and redemption price per share'D'.......  $      10.72
                                                              ------------
                                                              ------------
    Maximum offering price per share
       ($10.72[div]0.955)'DD'...............................  $      11.23
                                                              ------------
                                                              ------------
CLASS B SHARES:
    NET ASSETS..............................................  $ 26,836,110
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................     2,533,809
                                                              ------------
    Net asset value and offering price per share'D'.........  $      10.59
                                                              ------------
                                                              ------------
CLASS C SHARES:
    NET ASSETS..............................................  $ 34,053,474
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................     3,213,706
                                                              ------------
    Net asset value and offering price per share'D'.........  $      10.60
                                                              ------------
                                                              ------------
CLASS I SHARES:
    NET ASSETS..............................................  $ 13,701,834
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................     1,271,082
                                                              ------------
    Net asset value, offering and redemption price per
       share................................................  $      10.78
                                                              ------------
                                                              ------------

-------------------

'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

'DD' On investments of $100,000 or more, the offering price is reduced.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income (Note 1):
    Dividend income.........................................     $ 8,369,646
    Interest income.........................................         416,377
                                                                 -----------
         Total Income.......................................       8,786,023
                                                                 -----------
Expenses:
    Investment advisory fees (Note 2).......................         701,044
    Distribution fees -- Class A (Note 2)...................         151,337
    Distribution fees -- Class B (Note 2)...................          93,510
    Distribution fees -- Class C (Note 2)...................         200,083
    Shareholder servicing fees -- Class A (Note 2)..........          37,403
    Shareholder servicing fees -- Class B (Note 2)..........          50,444
    Shareholder servicing fees -- Class C (Note 2)..........          66,688
    Administration and transfer agent fees (Note 2).........         113,764
    Professional fees.......................................          89,028
    Reports to shareholders.................................          82,951
    Registration and filing fees............................          60,813
    Directors' fees and expenses (Note 2)...................          31,118
    Custodian fees and expenses.............................          25,645
    Amortization of organization expenses (Note 1)..........          24,343
    Miscellaneous...........................................          30,146
                                                                 -----------
         Total Expenses.....................................       1,758,317
                                                                 -----------
    Reduction of expenses (Note 5)..........................         (12,595)
                                                                 -----------
         Net Expenses.......................................       1,745,722
                                                                 -----------
Net Investment Income.......................................       7,040,301
                                                                 -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................      (1,528,807)
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................      17,246,939
                                                                 -----------
         Net realized and unrealized gain/(loss) on
            investments.....................................      15,718,132
                                                                 -----------
Net Increase in Net Assets Resulting from Operations........     $22,758,433
                                                                 -----------
                                                                 -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2000   DECEMBER 31, 1999
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................    $  7,040,301         $ 4,642,104
         Net realized loss on investments.......      (1,528,807)         (3,922,609)
         Net change in unrealized
            appreciation/(depreciation) on
            investments.........................      17,246,939          (5,152,246)
                                                    ------------         -----------
              Net increase/(decrease) in net
                assets resulting from
                operations......................      22,758,433          (4,432,751)
                                                    ------------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A...........................      (2,284,635)         (1,770,835)
              Class B...........................      (1,168,745)           (763,543)
              Class C...........................      (1,536,834)         (1,113,354)
              Class I...........................        (613,394)           (119,317)
         Tax return of capital:
              Class A...........................        (536,281)           (362,892)
              Class B...........................        (274,995)           (156,256)
              Class C...........................        (361,687)           (228,696)
              Class I...........................        (142,460)            (23,720)
                                                    ------------         -----------
                   Total dividends and
                     distributions to
                     shareholders...............      (6,919,031)         (4,538,613)
                                                    ------------         -----------
    Capital Stock Transactions (Note 4):
         Increase in net assets from Fund share
            transactions........................      40,128,104          17,336,362
                                                    ------------         -----------
              Total increase in net assets......      55,967,506           8,364,998
    Net Assets:
         Beginning of year......................      63,503,090          55,138,092
                                                    ------------         -----------
         End of year............................    $119,470,596         $63,503,090
                                                    ------------         -----------
                                                    ------------         -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                         CLASS A
                                            ------------------------------------------------------------------
                                                                                                    FOR THE
                                                                                                    PERIOD
                                                                                                 SEPTEMBER 2,
                                                                                                    1997'D'
                                                     FOR THE YEAR ENDED DECEMBER 31,                THROUGH
                                            --------------------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                2000             1999               1998             1997
--------------------------------            ------------   ----------------   ----------------   -------------
Net asset value, beginning of period.....      $ 9.03           $10.31          $     12.32         $11.46
                                               ------           ------          -----------         ------
Income from investment operations:
    Net investment income................        0.74             0.76                 0.73           0.25
    Net realized and unrealized
      gain/(loss) on investments.........        1.67            (1.32)               (2.00)          0.83
                                               ------           ------          -----------         ------
        Total from investment
          operations.....................        2.41            (0.56)               (1.27)          1.08
                                               ------           ------          -----------         ------
Less dividends and distributions to
  shareholders from:
    Net investment income................       (0.58)           (0.60)               (0.51)         (0.17)
    Net realized gain on investments.....          --               --                   --          (0.03)
    Tax return of capital................       (0.14)           (0.12)               (0.23)         (0.02)
                                               ------           ------          -----------         ------
        Total dividends and distributions
          to shareholders................       (0.72)           (0.72)               (0.74)         (0.22)
                                               ------           ------          -----------         ------
        Net increase/(decrease) in net
          asset value....................        1.69            (1.28)               (2.01)          0.86
                                               ------           ------          -----------         ------
Net asset value, end of period...........      $10.72           $ 9.03          $     10.31         $12.32
                                               ------           ------          -----------         ------
                                               ------           ------          -----------         ------
----------------------------------------------------------------------------------------------------------------
Total investment return..................       27.55%          - 5.42%             - 10.56%(1)       9.46%(1)(2)
                                               ------           ------          -----------         ------
                                               ------           ------          -----------         ------
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period
      (in millions)......................       $44.9            $26.0                $31.6          $34.6
                                                -----            -----                -----          -----
                                                -----            -----                -----          -----
    Ratio of expenses to average daily
      net assets (before expense
      reduction).........................        1.58%            1.70%                1.92%          3.49%(3)
                                                -----            -----                -----          -----
                                                -----            -----                -----          -----
    Ratio of expenses to average daily
      net assets (net of expense
      reduction).........................        1.57%            1.60%                1.49%          1.50%(3)
                                                -----            -----                -----          -----
                                                -----            -----                -----          -----
    Ratio of net investment income to
      average daily net assets (before
      expense reduction).................        7.76%            7.50%                5.89%          9.47%(3)
                                                -----            -----                -----          -----
                                                -----            -----                -----          -----
    Ratio of net investment income to
      average daily net assets (net of
      expense reduction).................        7.77%            7.60%                6.32%         11.46%(3)
                                                -----            -----                -----          -----
                                                -----            -----                -----          -----
    Portfolio turnover rate..............       30.36%           62.51%               96.47%         87.20%(2)
                                                -----            -----                -----          -----
                                                -----            -----                -----          -----

-------------------
 'D' Commencement of operations.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                             CLASS B
                                                        -------------------------------------------------
                                                                                               FOR THE
                                                                                               PERIOD
                                                                                             JANUARY 15*
                                                         FOR THE YEAR ENDED DECEMBER 31,       THROUGH
                                                        ---------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                            2000              1999              1998
--------------------------------                        -------------   -----------------   -------------
Net asset value, beginning of period..................     $ 8.98            $10.27          $     12.35
                                                           ------            ------          -----------
Income from investment operations:
    Net investment income.............................       0.64              0.68                 0.64
    Net realized and unrealized gain/(loss) on
      investments.....................................       1.65             (1.29)               (2.01)
                                                           ------            ------          -----------
        Total from investment operations..............       2.29             (0.61)               (1.37)
                                                           ------            ------          -----------
Less dividends and distributions to shareholders from:
    Net investment income.............................      (0.55)            (0.56)               (0.49)
    Tax return of capital.............................      (0.13)            (0.12)               (0.22)
                                                           ------            ------          -----------
        Total dividends and distributions to
          shareholders................................      (0.68)            (0.68)               (0.71)
                                                           ------            ------          -----------
        Net increase/(decrease) in net asset value....       1.61             (1.29)               (2.08)
                                                           ------            ------          -----------
Net asset value, end of period........................     $10.59            $ 8.98          $     10.27
                                                           ------            ------          -----------
                                                           ------            ------          -----------
---------------------------------------------------------------------------------------------------------------
Total investment return...............................      26.31%           - 5.98%             - 11.37%(1)(2)
                                                           ------            ------          -----------
                                                           ------            ------          -----------
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (in millions)...........      $26.8             $15.1                $10.1
                                                            -----             -----                -----
                                                            -----             -----                -----
    Ratio of expenses to average daily net assets
      (before expense reduction)......................       2.23%             2.40%                2.60%(3)
                                                            -----             -----                -----
                                                            -----             -----                -----
    Ratio of expenses to average daily net assets
      (net of expense reduction)......................       2.22%             2.26%                2.15%(3)
                                                            -----             -----                -----
                                                            -----             -----                -----
    Ratio of net investment income to average daily
      net assets (before expense reduction)...........       7.11%             7.09%                5.99%(3)
                                                            -----             -----                -----
                                                            -----             -----                -----
    Ratio of net investment income to average daily
      net assets (net of expense reduction)...........       7.12%             7.23%                6.44%(3)
                                                            -----             -----                -----
                                                            -----             -----                -----
    Portfolio turnover rate...........................      30.36%            62.51%               96.47%(2)
                                                            -----             -----                -----
                                                            -----             -----                -----

-------------------
  * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                             CLASS C
                                                        -------------------------------------------------
                                                                                               FOR THE
                                                                                               PERIOD
                                                                                             JANUARY 14*
                                                         FOR THE YEAR ENDED DECEMBER 31,       THROUGH
                                                        ---------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                            2000              1999              1998
--------------------------------                        -------------   -----------------   -------------
Net asset value, beginning of period..................     $ 8.97            $10.26            $12.31
                                                           ------            ------            ------
Income from investment operations:
    Net investment income.............................       0.66              0.68              0.64
    Net realized and unrealized gain/(loss) on
      investments.....................................       1.65             (1.29)            (1.97)
                                                           ------            ------            ------
        Total from investment operations..............       2.31             (0.61)            (1.33)
                                                           ------            ------            ------
Less dividends and distributions to shareholders from:
    Net investment income.............................      (0.55)            (0.56)            (0.49)
    Tax return of capital.............................      (0.13)            (0.12)            (0.23)
                                                           ------            ------            ------
        Total dividends and distributions to
          shareholders................................      (0.68)            (0.68)            (0.72)
                                                           ------            ------            ------
        Net increase/(decrease) in net asset value....       1.63             (1.29)            (2.05)
                                                           ------            ------            ------
Net asset value, end of period........................     $10.60            $ 8.97            $10.26
                                                           ------            ------            ------
                                                           ------            ------            ------
------------------------------------------------------------------------------------------------------------
Total investment return...............................      26.58%           - 5.99%            11.08%(1)(2)
                                                           ------            ------            ------
                                                           ------            ------            ------
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (in millions)...........     $ 34.1            $ 19.6            $ 13.2
                                                           ------            ------            ------
                                                           ------            ------            ------
    Ratio of expenses to average daily net assets
      (before expense reduction)......................       2.23%             2.39%             2.59%(3)
                                                           ------            ------            ------
                                                           ------            ------            ------
    Ratio of expenses to average daily net assets
      net of expense reduction).......................       2.22%             2.25%             2.15%(3)
                                                           ------            ------            ------
                                                           ------            ------            ------
    Ratio of net investment income to average daily
      net assets (before expense reduction)...........       7.11%             7.09%             6.13%(3)
                                                           ------            ------            ------
                                                           ------            ------            ------
    Ratio of net investment income to average daily
      net assets (net of expense reduction)...........       7.12%             7.23%             6.57%(3)
                                                           ------            ------            ------
    Portfolio turnover rate...........................      30.36%            62.51%            96.47%(2)
                                                           ------            ------            ------
                                                           ------            ------            ------

-------------------
  * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                             CLASS I
                                                        -------------------------------------------------
                                                                                               FOR THE
                                                                                               PERIOD
                                                                                              JULY 15*
                                                         FOR THE YEAR ENDED DECEMBER 31,       THROUGH
                                                        ---------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                            2000              1999              1998
--------------------------------                        -------------   -----------------   -------------
Net asset value, beginning of period..................     $ 9.00            $10.28          $     11.99
                                                           ------            ------          -----------
Income from investment operations:
    Net investment income.............................       0.89              0.72                 0.35
    Net realized and unrealized gain/(loss) on
      investments.....................................       1.64             (1.25)               (1.62)
                                                           ------            ------          -----------
        Total from investment operations..............       2.53             (0.53)               (1.27)
                                                           ------            ------          -----------
Less dividends and distributions to shareholders from:
    Net investment income.............................      (0.61)            (0.62)               (0.20)
    Tax return of capital.............................      (0.14)            (0.13)               (0.24)
                                                           ------            ------          -----------
        Total dividends and distributions to
          shareholders................................      (0.75)            (0.75)               (0.44)
                                                           ------            ------          -----------
        Net increase/(decrease) in net asset value....       1.78             (1.28)               (1.71)
                                                           ------            ------          -----------
Net asset value, end of period........................     $10.78            $ 9.00          $     10.28
                                                           ------            ------          -----------
                                                           ------            ------          -----------
---------------------------------------------------------------------------------------------------------------
Total investment return...............................      29.05%           - 5.12%             - 10.59%(1)(2)
                                                           ------            ------          -----------
                                                           ------            ------          -----------
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of period (in millions)...........     $ 13.7            $  2.8               $  0.3
                                                           ------            ------               ------
                                                           ------            ------               ------
    Ratio of expenses to average daily net assets
      (before expense reduction)......................       1.23%             1.34%                1.54%(3)
                                                           ------            ------               ------
    Ratio of expenses to average daily net assets
      (net of expense reduction)......................       1.22%             1.26%                1.16%(3)
                                                           ------            ------               ------
                                                           ------            ------               ------
    Ratio of net investment income to average daily
      net assets (before expense reduction)...........       8.11%             9.13%                7.48%(3)
                                                           ------            ------               ------
                                                           ------            ------               ------
    Ratio of net investment income to average daily
      net assets (net of expense reduction)...........       8.12%             9.21%                7.86%(3)
                                                           ------            ------               ------
                                                           ------            ------               ------
    Portfolio turnover rate...........................      30.36%            62.51%               96.47%(2)
                                                           ------            ------               ------
                                                           ------            ------               ------

-------------------
  * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Equity Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The authorized shares of the Fund are divided into four classes designated Class A, Class B, Class C and Class I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Fixed income securities are stated on the basis of valuations provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes.

--------------------------------------------------------------------------------
                                      18

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividends may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result, the Fund had a return of capital of $1,315,423 for the year ended December 31, 2000, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 2000, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $1,436,693. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2000, the Fund had capital loss carryforwards of $22,652, $2,702,036, $3,024,225 and $563,942 expiring in 2005, 2006, 2007 and 2008, respectively.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 2000, the Fund amortized $24,343 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 2000, the Fund incurred $701,044 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's

--------------------------------------------------------------------------------
                                      19

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

average daily net assets. For the year ended December 31, 2000, the Fund has paid the Adviser $18,831 in fees under this administration agreement.

    In addition, Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steer Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Fund. Chase receives a monthly sub-administration fee, allocated to each of the Funds based on relative net assets (subject to a minimum fee of $75,000 per year for the Fund), at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets, 0.05% on the next $500 million of the Funds' average daily net assets and 0.03% on the Funds' average daily net assets in excess of $1 billion.

    Distribution Fees: Cohen & Steers Securities, Inc. (the 'Distributor'), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.

    The Fund has adopted a Distribution Plan (the 'Plan') on behalf of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the year ended December 31, 2000, the Fund has paid $444,930 in fees under the Plan.

    Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. For the year ended December 31, 2000, the Fund paid $154,535 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. Fees and related expenses accrued for non-affiliated directors totaled $31,118 for the year ended December 31, 2000.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2000 totaled $65,800,256 and $27,361,062, respectively.

--------------------------------------------------------------------------------
                                      20

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    At December 31, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost....................................  $112,026,195
                                                    ------------
Gross unrealized appreciation.....................  $ 11,091,021
Gross unrealized depreciation.....................  $ (4,027,723)
                                                    ------------
Net unrealized appreciation.......................  $  7,063,298
                                                    ------------
                                                    ------------

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                     FOR THE                     FOR THE
                                    YEAR ENDED                 YEAR ENDED
                                DECEMBER 31, 2000           DECEMBER 31, 1999
                             ------------------------   -------------------------
                               SHARES       AMOUNT        SHARES        AMOUNT
                             ----------   -----------   ----------   ------------
CLASS A:
Sold.......................   2,461,817   $23,864,721    1,210,999   $ 11,853,588
Issued as reinvestment of
  dividends................      79,512       788,188       76,115        704,671
Redeemed...................  (1,229,704)  (12,116,909)  (1,476,936)   (14,412,028)
                             ----------   -----------   ----------   ------------
Net increase /(decrease)...   1,311,625   $12,536,000     (189,822)  $ (1,853,769)
                             ----------   -----------   ----------   ------------
                             ----------   -----------   ----------   ------------

                                      FOR THE                   FOR THE
                                    YEAR ENDED                 YEAR ENDED
                                 DECEMBER 31, 2000         DECEMBER 31, 1999
                              -----------------------   ------------------------
                               SHARES       AMOUNT        SHARES       AMOUNT
                              ---------   -----------   ----------   -----------
CLASS B:
Sold........................  1,120,727   $11,251,671      931,596   $ 9,074,475
Issued as reinvestment of
  dividends.................     10,450       105,058        7,295        67,734
Redeemed....................   (283,357)   (2,721,095)    (237,413)   (2,272,888)
                              ---------   -----------   ----------   -----------
Net increase................    847,820   $ 8,635,634      701,478   $ 6,869,321
                              ---------   -----------   ----------   -----------
                              ---------   -----------   ----------   -----------

--------------------------------------------------------------------------------
                                      21

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                      FOR THE                   FOR THE
                                    YEAR ENDED                 YEAR ENDED
                                 DECEMBER 31, 2000         DECEMBER 31, 1999
                              -----------------------   ------------------------
                               SHARES       AMOUNT        SHARES       AMOUNT
                              ---------   -----------   ----------   -----------
CLASS C:
Sold........................  1,642,647   $16,038,278    1,864,885   $18,374,227
Issued as reinvestment of
  dividends.................     19,089       190,597       14,281       132,084
Redeemed....................   (638,964)   (6,116,325)    (970,253)   (8,987,021)
                              ---------   -----------   ----------   -----------
Net increase................  1,022,772   $10,112,550      908,913   $ 9,519,290
                              ---------   -----------   ----------   -----------
                              ---------   -----------   ----------   -----------

                                      FOR THE                   FOR THE
                                     YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 2000         DECEMBER 31, 1999
                               ----------------------   -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                               ---------   ----------   ----------   ----------
CLASS I:
Sold.........................    929,158   $8,453,772      304,835   $3,051,047
Issued as reinvestment of
  dividends..................     55,201      568,104        2,989       27,276
Redeemed.....................    (19,710)    (177,956)     (28,923)    (276,803)
                               ---------   ----------   ----------   ----------
Net increase.................    964,649   $8,843,920      278,901   $2,801,520
                               ---------   ----------   ----------   ----------
                               ---------   ----------   ----------   ----------

NOTE 5. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $12,595 under this arrangement.

NOTE 6. BORROWINGS

    Through September 30, 2000, the Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., was a party to a $200,000,000 Credit Agreement (the 'Chase Credit Agreement') with The Chase Manhattan Bank, as Administrative Agent, and certain Lenders as identified in the Chase Credit Agreement. Effective October 1, 2000 and through December 19, 2000, State Street Bank and Trust Company became Administrative Agent, and the sole Lender, under the Chase Credit Agreement. Effective December 20, 2000, the Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., entered into a new $200,000,000 Credit Agreement (the 'State Street Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the State Street Credit Agreement.

    The line of credit, if used, will be collateralized by the Fund's portfolio. For the year ended December 31, 2000, the Fund paid commitment fees of $8,228, which are included under Miscellaneous expenses on the Statement of Operations. During the year ended December 31, 2000, the Fund did not have any loans outstanding.

--------------------------------------------------------------------------------
                                      22

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Equity Income Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Equity Income Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 2, 1997 (commencement of operations) to December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



                                                      PRICEWATERHOUSECOOPERS LLP

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                               MEET THE COHEN & STEERS FAMILY OF FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                      [LOGO]                                              [LOGO]

                  COHEN & STEERS                                      COHEN & STEERS
               EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
       A, B, C AND I SHARES AVAILABLE

       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX


            FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                      [LOGO]                                              [LOGO]

                  COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES


      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

       SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                           SYMBOL: CSRIX

             FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
               OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
       1-800-330-REIT, OR VISIT OUR WEBSITE AT www.cohenandsteers.com

THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
         AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


OFFICERS AND DIRECTORS                           KEY INFORMATION
                                                 INVESTMENT ADVISER
Robert H. Steers                                 Cohen & Steers Capital Management, Inc.
Director and Chairman                            757 Third Avenue
                                                 New York, NY 10017
Martin Cohen                                     (212) 832-3232
Director and President                           SUB-ADMINISTRATOR AND TRANSFER AGENT
                                                 Chase Global Funds Services Co.
Gregory C. Clark                                 73 Tremont Street
Director                                         Boston, MA 02108
                                                 (800) 437-9912
George Grossman                                  CUSTODIAN
Director                                         The Chase Manhattan Bank
                                                 One Chase Manhattan Plaza
Jeffrey H. Lynford                               New York, NY 10081
Director                                         LEGAL COUNSEL
                                                 Simpson Thacher & Bartlett
Willard H. Smith, Jr.                            425 Lexington Avenue
Director                                         New York, NY 10017
                                                 DISTRIBUTOR
Elizabeth O. Reagan                              Cohen & Steers Securities, Inc.
Vice President                                   757 Third Avenue
                                                 New York, NY 10017
Adam Derechin                                    NASDAQ Symbol: Class A - CSEIX
Vice President and Assistant Treasurer                          Class B - CSBIX
                                                                Class C - CSCIX
Lawrence B. Stoller                                             Class I - CSDIX
Assistant Secretary                              Website: www.cohenandsteers.com

                                                 Net asset value (NAV) can be found in the daily
                                                 mutual fund listings in the financial section of
                                                 most major newspapers under Cohen & Steers.

                                                 This report is authorized for delivery only to
                                                 shareholders of Cohen & Steers Equity Income Fund,
                                                 Inc. unless accompanied or preceded by the delivery
                                                 of a currently effective prospectus setting forth
                                                 details of the Fund. Past performance is of course no
                                                 guarantee of future results and your investment may
                                                 be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       25

                                  COHEN & STEERS
                                EQUITY INCOME FUND

                                     --------
                                  ANNUAL REPORT
                                DECEMBER 31, 2000


COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                         STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'
The double dagger symbol shall be expressed as.............................'DD'
The division sign shall be expressed as...................................[div]